                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 17, 2002

                              POLYONE CORPORATION
                              -------------------
               (Exact name of registrant as specified in charter)

          Ohio                      1-16091                34-1730488
          ----                      -------                ----------
     (State or other              (Commission                (I.R.S.
     jurisdiction of              File Number)              Employer
      incorporation)                                     Identification
                                                               No.)

        Suite 36-5000, 200 Public Square, Cleveland, Ohio    44114-2304
        ---------------------------------------------------------------
             (Address of principal executive offices)         (Zip Code)


      Registrant's telephone number, including area code:  (216) 589-4000


                                 Not Applicable
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5    Other Events

On December 17, 2002 the Registrant issued a Press Release, filed herewith as
Exhibit 99.1, reporting that the Registrant had reduced its earnings outlook for the fourth quarter of 2002.

Item 7(c) Financial Statements, Pro Form Financial Information and Exhibits

Exhibit 99.1 -- Press Release of December 17, 2002.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POLYONE CORPORATION

                                        By:  /s/ Gregory P. Smith
                                             -----------------------------
                                             Gregory P. Smith
                                             Controller

Dated: December 18, 2002